UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
November 8, 2004
(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-14039 (Commission File Number)	64-0844345 (I.R.S. Employer Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release dated November 8, 2004
Press Release dated November 2, 2004
Press Release dated November 8, 2004

Item 2.02. Results of Operations and Financial Condition

     The following information is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition,” not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On November 8, 2004, Callon Petroleum Company issued the press release attached as Exhibit 99.1 providing information regarding the company’s operating results for the quarter and nine months ended September 30, 2004.

     As disclosed in a press release dated November 2, 2004 attached as Exhibit 99.2, the company announced that its conference call reporting third quarter 2004 results would be held on November 9, 2004 beginning at 10:00 a.m. Central Standard Time.

     On November 8, 2004, Callon Petroleum Company issued the press release attached as Exhibit 99.3 announcing guidance for the fourth quarter of 2004.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit Number	Title of Document
99.1	Press release dated November 8, 2004 providing information regarding Callon Petroleum Company’s operating results for the quarter and nine months ended September 30, 2004.
99.2	Press release dated November 2, 2004 announcing Callon Petroleum Company’s conference call reporting third quarter 2004 results.
99.3	Press release dated November 8, 2004 announcing guidance for fourth quarter of 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
November 8, 2004	By:	s/s John S. Weatherly
John S. Weatherly
Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Title of Document
99.1	Press release dated November 8, 2004 providing information regarding Callon Petroleum Company’s operating results for the quarter and nine months ended September 30, 2004.
99.2	Press release dated November 2, 2004 announcing Callon Petroleum Company’s conference call reporting third quarter 2004 results.
99.3	Press release dated November 8, 2004 announcing guidance for the fourth quarter of 2004.

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